Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Franklin BSP Real Estate Debt, Inc. (the “Company”) for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, who are the Chief Executive Officer and President and Chief Financial Officer, Chief Operating Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Comparato

Michael Comparato

Chief Executive Officer and President

(Principal Executive Officer)

/s/ Jerome S. Baglien

Jerome S. Baglien

Chief Financial Officer, Chief Operating Officer and Treasurer

(Principal Financial Officer and Principal Accounting Officer)

March 31, 2025

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.